Retirement Class HNHYX
Institutional Class HYFAX
Administrative Class HYFRX
Investor Class HYFIX
Harbor High-Yield Bond Fund

Supplement to Summary Prospectus dated March 1, 2019
Effective April 4, 2019, Steven N. Schweitzer no longer serves as a portfolio manager for Harbor High-Yield Bond Fund (the “Fund”). Shenkman Capital Management, Inc. continues to serve as the subadviser to the Fund, and Mark R. Shenkman, Justin W. Slatky, Eric Dobbin, Robert S. Kricheff, and Neil Wechsler, CFA continue to serve as co-portfolio managers for the Fund.
April 4, 2019
Investors Should Retain This Supplement For Future Reference
S0419.SP.HYB